LAZARD ASSET MANAGEMENT

Lazard Global Total
Return and Income
Fund, Inc.

First Quarter Report

M A R C H  3 1 ,  2 0 1 2

Lazard Global Total Return and Income Fund, Inc.
Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard Global Total Return and Income Fund, Inc. (“LGI” or the “Fund”), for the quarter ended March 31, 2012. LGI is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on April 28, 2004. Its ticker symbol is “LGI.”

For the first quarter of 2012, the Fund’s net asset value (“NAV”) performance was ahead of its benchmark, the Morgan Stanley Capital International (MSCI®) World® Index (the “Index”). We are pleased with LGI’s favorable NAV performance over the one- and five-year periods, as well as since inception. We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of March 31, 2012)

For the first quarter of 2012, the Fund’s NAV rose 11.7%, outperforming the Index return of 11.6%. While the Fund’s NAV performance underperformed the Index for a three-year period, it outperformed the Index on the one- and five-year periods, as well as since inception. Shares of LGI ended the first quarter of 2012 with a market price of $14.94, representing a 12.4% discount to the Fund’s NAV of $17.05.

The Fund’s net assets were $163.8 million as of March 31, 2012, with total leveraged assets of $219.0 million, representing a 25.2% leverage rate. This leverage rate is higher than that at the end of the last quarter (20.2%), and below the maximum permitted leverage rate of 33⅓%.

Within the global equity portfolio, an overweight exposure to the information technology sector and stock selection within Japan contributed to performance. In contrast, stock selection in the health care and consumer staples sectors, as well as within France, detracted from performance.

Performance for the smaller, short duration1 emerging market currency and debt portion of the Fund was negative in March but has been robust for the year-to-date. It has been a positive contributor to performance for the Fund since inception.

As of March 31, 2012, 69.2% of the Fund’s total leveraged assets consisted of global equities, 30.3% consisted of emerging market currency and debt instruments, and 0.5% consisted of cash and other net assets.

Declaration of Distributions

Pursuant to LGI’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.25% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year (December 31, 2011). The current monthly distribution rate per share of $0.08068 represents a distribution yield of 6.5% based on the Fund’s $14.94 market price as of the close of trading on the NYSE on March 31, 2012. It is currently estimated that $0.14522 of the $0.24204 distributed per share year to date through March 31, 2012 may represent a return of capital.

Additional Information

Please note that, available on www.LazardNet.com, are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended. You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard Global Total Return and Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Message from the Portfolio Managers

Global Equity Portfolio
(69.2% of total leveraged assets)

The Fund’s global equity portfolio is invested primarily in equity securities of large, well-known global companies with, we believe, strong financial productivity at attractive valuations. Examples include GlaxoSmithKline, a global research-based pharmaceutical company based in the United Kingdom; The Bank of New York Mellon, a U.S.-based company that provides financial products and services for institutions and individuals worldwide; Canon Inc., a Japanese manufacturer and distributor of network digital multi-function devices (MFDs), copying machines, printers and cameras; and Total SA, a French energy supplier that explores for, produces, refines, transports, and markets oil and natural gas.

Companies held in the global equity portfolio are all based in developed-market regions around the world. As of March 31, 2012, 49.0% of these stocks were based in North America, 21.7% were based in Continental Europe (not including the United Kingdom), 15.3% were from the United Kingdom, 8.6% were from Japan, and 5.4% were from the rest of Asia (not including Japan). The global equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, at March 31, 2012, were information technology (22.2%), which includes semiconductors & semiconductor equipment, software & services, and technology hardware & equipment, and health care (17.7%), which includes health care equipment & services and pharmaceuticals biotechnology & life sciences companies. Other sectors in the portfolio include consumer discretionary, consumer staples, energy, financials, industrials, materials, and telecom services. The average dividend yield on the securities held in the global equity portfolio was approximately 3.3% as of March 31, 2012.

Global Equity Markets Review
The rally that began in early October continued through the first quarter, with global stocks now greater than 20% above their early October lows. Improving sentiment on the economic outlook drove the rally as U.S. economic reports have been consistently above expectations in recent months. Inflation in the emerging markets, the primary cloud hanging over these economies, has also begun to moderate, which should enable governments to shift their focus from restraining inflation to stimulating growth. In addition, concerns about a catastrophic turn in the European sovereign crisis have abated following the introduction of the European Central Bank’s (the “ECB”) Long Term Refinancing Operation (the “LTRO”) program, which has alleviated funding pressures for Eurozone financials and reduced the risk of a sharp recession in Europe precipitated by a credit crunch. However, the composition of the rally changed significantly during 2012 as larger-cap, less economically sensitive stocks that dominated market performance in 2011 languished in early 2012, and investors rotated into more cyclical companies amid the improving economic outlook.

What Helped and What Hurt LGI
An overweight position in the information technology sector contributed to performance. Shares of Microsoft rose as the company reported results which exceeded expectations. Earnings upside was driven by cost discipline and product diversity from Microsoft’s non-PC segments. Stock selection within Japan also added value, with positive performance from Mitsubishi UFJ, a Japanese financial institution that reported strong results. The portfolio also benefited from an underweight position in utilities, as the sector was one of the worst performers in the Index. Many investors have been moving away from defensive sectors, seeking riskier assets.

In contrast, an overweight position and stock selection in the health care sector detracted from performance. Shares of GlaxoSmithKline declined as the company

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

announced that one of its experimental respiratory drugs did not prove superior to an existing medicine in a late-stage study. Stock selection in the consumer staples sector also hurt returns. Shares of U.K. grocer Wm Morrison declined after a strong 2011 as investors were disappointed by holiday sales, which were weaker than expected.

Emerging Market Currency and Debt Portfolio
(30.3% of total leveraged assets)

The Fund also seeks enhanced income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of March 31, 2012, this portfolio consisted of forward currency contracts (67.5%) and sovereign debt obligations (32.5%). The average duration of the emerging market currency and debt portfolio decreased from approximately 11 months to approximately 9 months during the first quarter, with an average yield of 6.4%2 as of March 31, 2012.

Emerging Market Currency and Debt Market Review
Anticipation of the second leg of liquidity provisions by the ECB via its three-year lending facility (the LTRO) buoyed markets throughout January and February. These LTRO provisions have eased banking system stress, reduced equity and currency volatility indicators, and facilitated a narrowing of most peripheral credit markets’ borrowing costs. The demand for this tranche was slightly higher than in December, large enough to address the imminent liquidity demands, but not so high as to instill fears of imminent European insolvency. Data out of the United States, particularly regarding employment, continued to surprise on the upside, while Chinese data indicated a policy-engineered pace of slowing growth and rebalancing, successful lowering of inflation and, most importantly, no evidence of a hard landing. Portfolio capital flows into emerging market debt and equities remained buoyant during this period, with Asia receiving the strongest flows. By quarter end, flows had moderated, with some markets, such as Indonesia and Turkey, seeing net outflows. This suggests that investors may be placing a greater emphasis on fundamentals to differentiate between markets within the emerging markets, as opposed to vacillation between a sentiment-driven risk on/risk off trade, which has dominated markets for the past several months. Following the strong returns of the first two months of 2012, most emerging local markets gave back some gains in March. The U.S. Federal Reserve’s guidance of lower rates for a longer time period reinforced the case for continued outperformance of emerging market currencies against developed market currencies. Nearly all fund exposures were positive during the quarter, with the best performance coming from local currency markets which had suffered the sharpest losses since August.

What Helped and What Hurt LGI
The larger, deeper emerging markets that sold off most in 2011, notably Mexico, Turkey, Brazil, India, Poland, and South Africa, made a strong recovery in the first quarter. The Fund participated in this strength due to active reallocation of exposure from frontier positions, which had provided uncorrelated returns and dampened overall portfolio volatility during the second half of 2011, into the liquid markets prior to their rally. Inflation-linked bonds in Brazil and Turkey helped performance, as the assets outperformed relative to local money markets. Nearly half of our exposure to these markets is in inflation-linked bonds, as we believe inflation is likely to rise in these countries, where each focuses on maintaining growth, potentially at the expense of allowing higher inflation. The continued strength from frontier markets such as Uganda, Nigeria, and Uruguay also helped performance during the first quarter.

Limited exposure to the Czech Republic, and no exposure to Hungary, hurt performance as both rallied during the period. We avoided Hungary in 2012 due to the government’s questionable commitment to meeting European Commission and International Monetary Fund conditionality, the country’s currency and debt vulnerabilities to European parent banks’ deleveraging, as well as its exceedingly weak domestic economy. Frontier markets have generally lagged the rally, and several markets (specifically Ghana, Serbia, and Zambia) have detracted from relative returns.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Notes to Investment Overview:

[1]

A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

All returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of March 31, 2012; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of the outlooks for markets, sectors and securities as discussed herein.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LGI and MSCI World Index* (unaudited)

Average Annual Total Returns* Periods Ended March 31, 2012 (unaudited)

	One Year	Five Years	Since Inception**

Market Price	4.29%	0.02%	4.24%
Net Asset Value	6.11%	0.50%	5.71%
MSCI World Index	0.56%	-0.70%	4.76%

*

All returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The Index is unmanaged, has no fees or costs and is not available for investment.

**	The Fund’s inception date was April 28, 2004.

Lazard Global Total Return and Income Fund, Inc.
Investment Overview (concluded)

Ten Largest Equity Holdings March 31, 2012 (unaudited)

Security	Value	Percentage of Net Assets

Microsoft Corp.	$7,307,850	4.5%
The Home Depot, Inc.	7,053,462	4.3
Johnson & Johnson	5,859,886	3.6
Singapore Telecommunications, Ltd. ADR	5,471,958	3.3
Mitsubishi UFJ Financial Group, Inc. ADR	5,233,482	3.2
International Business Machines Corp.	5,103,579	3.1
HSBC Holdings PLC Sponsored ADR	5,093,486	3.1
Comcast Corp., Class A	4,748,159	2.9
Cisco Systems, Inc.	4,661,460	2.8
BP PLC Sponsored ADR	4,538,475	2.8

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments
March 31, 2012 (unaudited)

Description	Shares	Value

Common Stocks—92.6%
Australia—1.7%
BHP Billiton, Ltd. Sponsored ADR	38,500	$2,787,400

Finland—1.0%
Sampo Oyj, A Shares ADR	109,500	1,571,325

France—5.7%
GDF Suez Sponsored ADR	75,981	1,964,109
Sanofi SA ADR	105,200	4,076,500
Total SA Sponsored ADR	64,000	3,271,680

		9,312,289

Germany—2.5%
SAP AG Sponsored ADR	59,300	4,140,326

Ireland—1.2%
CRH PLC Sponsored ADR	98,300	2,016,133

Italy—1.0%
Eni SpA Sponsored ADR	36,350	1,701,907

Japan—8.0%
Canon, Inc. Sponsored ADR	44,700	2,130,402
Hoya Corp. Sponsored ADR	73,500	1,663,305
Mitsubishi UFJ Financial Group, Inc.
ADR	1,050,900	5,233,482
Nomura Holdings, Inc. ADR	332,600	1,466,766
Sumitomo Mitsui Financial Group, Inc.
Sponsored ADR	393,600	2,613,504

		13,107,459

Singapore—3.3%
Singapore Telecommunications, Ltd.
ADR	217,400	5,471,958

Spain—1.1%
Banco Santander SA Sponsored ADR	225,196	1,727,253

Switzerland—7.6%
Novartis AG ADR	78,900	4,371,849
Roche Holding AG Sponsored ADR	92,400	4,032,336
UBS AG (a)	107,587	1,508,370
Zurich Financial Services AG ADR	92,500	2,495,650

		12,408,205

United Kingdom—14.2%
BP PLC Sponsored ADR (b)	100,855	4,538,475
British American Tobacco PLC
Sponsored ADR	37,700	3,815,994
GlaxoSmithKline PLC Sponsored
ADR (b)	80,200	3,601,782
HSBC Holdings PLC Sponsored
ADR (b)	114,744	5,093,486
Unilever PLC Sponsored ADR	99,100	3,275,255
Wm Morrison Supermarkets PLC
ADR	120,300	2,854,719

		23,179,711

United States—45.3%
Cisco Systems, Inc. (b)	220,400	4,661,460
Comcast Corp., Class A	160,900	4,748,159
ConocoPhillips	32,900	2,500,729
Emerson Electric Co	67,600	3,527,368
Halliburton Co	89,900	2,983,781
Honeywell International, Inc. (b)	64,700	3,949,935
Intel Corp	155,400	4,368,294
International Business Machines
Corp. (b)	24,460	5,103,579
Johnson & Johnson (b)	88,840	5,859,886
Merck & Co., Inc	75,300	2,891,520
Microsoft Corp. (b)	226,600	7,307,850
Oracle Corp.	147,340	4,296,434
PepsiCo, Inc	41,100	2,726,985
Pfizer, Inc	87,566	1,984,246
The Bank of New York Mellon
Corp. (b)	103,600	2,499,868
The Home Depot, Inc. (b)	140,200	7,053,462
United Technologies Corp.	47,200	3,914,768
Wal-Mart Stores, Inc	62,800	3,843,360

		74,221,684

Total Common Stocks
(Identified cost $151,600,317)		151,645,650

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2012 (unaudited)

Description	Principal Amount (000) (c)	Value

Foreign Government
Obligations—13.5%
Brazil—3.7%
Brazil NTN-B,
6.00%, 05/15/15	4,330	$5,424,840
Brazil NTN-F,
10.00%, 01/01/13	1,195	674,849

		6,099,689

Colombia—0.1%
Republic of Colombia,
12.00%, 10/22/15	305,000	213,990

Ghana—0.3%
Ghana Government Bond,
13.67%, 06/11/12	790	444,350

Israel—0.1%
Israel Government Bond—Shahar,
10.00%, 05/31/12	413	122,001

Mexico—4.2%
Mexican Bonos,
9.50%, 12/18/14	16,100	1,403,271
Mexican Cetes:
0.00%, 05/03/12	121,000	941,950
0.00%, 06/14/12	194,300	1,504,671
0.00%, 08/23/12	105,000	806,036
Mexican Udibonos:
4.50%, 12/18/14	3,890	1,554,261
5.00%, 06/16/16	1,480	621,797

		6,831,986

Romania—1.5%
Romania Treasury Bills:
0.00%, 04/04/12	1,140	346,528
0.00%, 06/06/12	1,930	581,315
0.00%, 07/25/12	4,880	1,459,542

		2,387,385

South Africa—1.1%
Republic of South Africa:
8.00%, 12/21/18	7,000	927,174
7.25%, 01/15/20	6,900	871,517

		1,798,691

Turkey—1.6%
Turkey Government Bonds:
4.00%, 04/29/15	1,571	909,785
3.00%, 07/21/21	1,893	1,024,946
3.00%, 02/23/22	1,326	715,015

		2,649,746

Uruguay—0.9%
Uruguay Treasury Bills:
0.00%, 06/22/12	5,472	275,219
0.00%, 08/24/12	13,300	662,200
0.00%, 05/09/13	2,350	108,085
0.00%, 06/27/13	4,650	211,367
0.00%, 08/15/13	6,000	267,703

		1,524,574

Total Foreign Government
Obligations
(Identified cost $21,848,978)		22,072,412

Description	Shares	Value

Short-Term Investment—3.9%
State Street Institutional Treasury
Money Market Fund
(Identified cost $6,339,239)	6,339,239	$6,339,239

Total Investments—110.0%
(Identified cost $179,788,534) (d)		$180,057,301
Liabilities in Excess of Cash and
Other Assets—(10.0)%		(16,299,398)

Net Assets—100.0%		$163,757,903

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2012 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	BRC	05/03/12	1,463,691	$797,000	$796,350	$—	$650
BRL	HSB	04/03/12	4,068,521	2,232,875	2,228,777	—	4,098
BRL	RBC	04/03/12	348,922	192,000	191,143	—	857
BRL	RBC	04/03/12	3,719,599	2,043,174	2,037,634	—	5,540
CLP	BNP	05/14/12	442,183,000	905,000	900,410	—	4,590
CLP	HSB	04/13/12	344,071,250	673,000	703,306	30,306	—
CNY	BRC	08/13/12	3,377,088	528,000	535,442	7,442	—
CNY	HSB	06/13/12	1,880,330	295,000	298,230	3,230	—
CNY	JPM	06/13/12	10,364,580	1,622,000	1,643,875	21,875	—
CNY	JPM	09/24/12	9,237,380	1,457,000	1,464,446	7,446	—
COP	CIT	05/22/12	1,391,995,500	777,000	774,069	—	2,931
COP	HSB	09/24/12	1,473,106,200	822,000	809,745	—	12,255
CZK	BNP	04/13/12	14,935,189	796,000	803,555	7,555	—
CZK	CIT	04/27/12	15,119,525	805,009	813,422	8,413	—
CZK	CIT	05/29/12	15,122,413	805,163	813,493	8,330	—
CZK	JPM	04/16/12	11,518,205	603,000	619,704	16,704	—
CZK	JPM	05/14/12	15,392,108	821,000	828,038	7,038	—
DOP	CIT	05/18/12	7,088,400	179,000	181,843	2,843	—
EUR	BNP	04/02/12	132,525	175,001	176,748	1,747	—
EUR	BNP	04/30/12	132,525	176,501	176,769	268	—
EUR	CIT	04/02/12	754,082	1,004,437	1,005,719	1,282	—
EUR	CIT	04/13/12	2,221,688	2,956,000	2,963,190	7,190	—
EUR	HSB	04/02/12	2,853,828	3,803,239	3,806,149	2,910	—
EUR	JPM	04/02/12	361,409	481,433	482,011	578	—
EUR	JPM	04/13/12	267,822	353,000	357,209	4,209	—
EUR	JPM	04/16/12	464,744	613,648	619,863	6,215	—
GHS	CIT	04/23/12	758,000	429,462	423,716	—	5,746
GHS	CIT	05/02/12	324,000	188,044	180,594	—	7,450
GHS	JPM	08/09/12	673,483	379,000	363,494	—	15,506
GHS	SCB	04/10/12	287,000	166,377	161,100	—	5,277
GHS	SCB	04/13/12	391,000	227,590	219,266	—	8,324
GHS	SCB	05/21/12	1,584,000	904,626	877,612	—	27,014
GHS	SCB	06/22/12	152,000	84,164	83,355	—	809
IDR	BRC	05/14/12	7,325,145,000	801,000	797,825	—	3,175
IDR	SCB	04/26/12	3,974,685,000	429,000	433,691	4,691	—
ILS	BNP	05/02/12	1,944,000	520,085	523,328	3,243	—
ILS	BNP	06/04/12	1,944,000	519,293	522,597	3,304	—
ILS	BRC	04/27/12	4,700,625	1,250,000	1,265,737	15,737	—
ILS	CIT	04/12/12	1,370,188	362,000	369,233	7,233	—

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2012 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2012 (continued):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

INR	BNP	05/21/12	18,207,540	$379,838	$353,671	$—	$26,167
INR	BRC	05/21/12	7,767,440	151,000	150,878	—	122
INR	BRC	05/21/12	14,297,580	261,000	277,722	16,722	—
INR	BRC	05/21/12	42,264,610	884,567	820,965	—	63,602
INR	BRC	11/15/12	25,131,060	486,000	474,283	—	11,717
INR	JPM	05/25/12	18,698,400	392,000	362,917	—	29,083
INR	UBS	05/25/12	42,064,980	878,000	816,438	—	61,562
KRW	JPM	04/13/12	1,825,069,400	1,628,000	1,609,503	—	18,497
KRW	SCB	04/26/12	943,830,650	833,000	831,509	—	1,491
KZT	CIT	11/08/12	68,778,500	456,999	463,476	6,477	—
KZT	CIT	01/25/13	21,256,200	140,000	142,869	2,869	—
KZT	HSB	12/24/12	48,615,450	321,000	327,218	6,218	—
KZT	HSB	01/25/13	48,711,750	320,999	327,405	6,406	—
KZT	ING	08/07/12	34,131,600	228,000	230,335	2,335	—
MXN	UBS	04/03/12	11,451,414	895,411	895,075	—	336
MYR	SCB	04/30/12	9,979,738	3,252,000	3,251,274	—	726
NGN	CIT	04/23/12	50,545,650	317,000	320,643	3,643	—
NGN	CIT	04/27/12	78,436,300	493,000	497,571	4,571	—
NGN	CIT	05/14/12	35,600,000	217,737	223,104	5,367	—
NGN	CIT	06/27/12	40,221,000	247,179	248,186	1,007	—
NGN	JPM	04/10/12	50,093,000	307,319	317,771	10,452	—
NGN	SCB	04/10/12	36,769,600	226,135	233,252	7,117	—
NGN	SCB	04/10/12	85,410,000	520,000	541,809	21,809	—
NGN	SCB	05/02/12	53,784,000	324,000	337,063	13,063	—
NGN	SCB	05/29/12	107,201,700	665,229	661,495	—	3,734
PEN	HSB	04/09/12	2,111,591	790,000	791,733	1,733	—
PHP	BRC	04/26/12	35,514,200	820,000	825,761	5,761	—
PLN	BRC	04/30/12	888,886	271,060	285,104	14,044	—
PLN	BRC	04/30/12	4,788,436	1,474,000	1,535,853	61,853	—
PLN	CIT	04/30/12	5,508,476	1,712,941	1,766,800	53,859	—
PLN	JPM	04/02/12	1,505,087	483,819	484,161	342	—
PLN	JPM	05/31/12	1,525,779	490,683	487,756	—	2,927
RON	BRC	04/18/12	551,884	165,788	167,490	1,702	—
RON	BRC	04/18/12	1,047,782	318,722	317,989	—	733
RON	ING	04/18/12	2,280,000	692,178	691,952	—	226
RSD	BRC	04/10/12	23,036,400	274,733	275,182	449	—
RSD	BRC	04/10/12	25,591,500	303,865	305,704	1,839	—
RSD	BRC	04/27/12	29,746,000	369,424	354,133	—	15,291

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2012 (unaudited)

Forward Currency Purchase Contracts open at March 31, 2012 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

RSD	BRC	04/27/12	36,565,000	$428,789	$435,315	$6,526	$—
RSD	CIT	04/02/12	22,757,000	270,209	272,278	2,069	—
RSD	CIT	04/02/12	61,096,920	736,329	730,999	—	5,330
RSD	CIT	05/03/12	83,853,920	1,003,518	996,995	—	6,523
RUB	UBS	04/06/12	25,689,500	764,000	875,611	111,611	—
SGD	BRC	04/17/12	977,822	773,000	777,879	4,879	—
SGD	HSB	05/14/12	1,174,072	936,000	934,032	—	1,968
SGD	SCB	05/22/12	947,519	753,000	753,810	810	—
THB	HSB	04/05/12	48,247,152	1,592,000	1,563,716	—	28,284
THB	SCB	05/29/12	27,516,328	889,000	888,676	—	324
TRY	BRC	04/17/12	1,448,093	795,000	809,676	14,676	—
TRY	BRC	09/28/12	193,235	104,871	104,443	—	428
TRY	BRC	09/28/12	1,508,513	751,551	815,343	63,792	—
TRY	JPM	04/10/12	3,130,308	1,738,963	1,753,086	14,123	—
TRY	JPM	09/28/12	792,152	395,088	428,153	33,065	—
TRY	JPM	09/28/12	1,496,429	795,000	808,811	13,811	—
UGX	CIT	04/16/12	268,772,000	84,387	105,838	21,451	—
UGX	CIT	04/17/12	343,711,000	139,154	135,268	—	3,886
UGX	CIT	04/19/12	2,950,532,000	1,174,575	1,159,818	—	14,757
UGX	CIT	05/07/12	981,454,000	393,369	381,838	—	11,531
UGX	SCB	06/25/12	294,000,000	107,182	112,085	4,903	—
ZAR	BRC	04/30/12	6,576,715	862,000	853,976	—	8,024
ZAR	CIT	10/29/12	5,822,409	703,189	736,255	33,066	—
ZAR	CIT	10/29/12	7,115,403	860,648	899,757	39,109	—
ZAR	CIT	11/08/12	2,602,696	313,635	328,633	14,998	—
ZAR	JPM	05/21/12	9,434,451	1,222,000	1,221,384	—	616
ZAR	JPM	06/29/12	5,804,269	705,987	747,221	41,234	—
ZAR	JPM	10/29/12	4,462,490	540,253	564,291	24,038	—
ZMK	BRC	04/10/12	2,204,800,000	416,000	417,086	1,086	—
ZMK	BRC	04/13/12	878,804,000	166,000	166,161	161	—
ZMK	BRC	05/08/12	804,916,000	152,000	151,555	—	445
ZMK	BRC	05/08/12	862,488,000	162,000	162,395	395	—
ZMK	CIT	04/16/12	670,814,000	127,000	126,771	—	229
ZMK	CIT	05/02/12	1,296,050,000	245,000	244,275	—	725
ZMK	JPM	04/05/12	708,564,000	133,970	134,153	183	—
ZMK	SCB	04/23/12	2,542,847,250	480,689	479,988	—	701

Total Forward Currency Purchase Contracts				$76,885,103	$77,336,309	$875,413	$424,207

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2012 (unaudited)

Forward Currency Sale Contracts open at March 31, 2012:

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

BRL	HSB	04/03/12	4,068,521	$2,369,000	$2,228,777	$140,223	$—
BRL	RBC	04/03/12	4,068,521	2,232,874	2,228,776	4,098	—
BRL	RBC	05/03/12	3,594,776	1,962,000	1,955,809	6,191	—
CNY	JPM	06/13/12	524,975	83,000	83,264	—	264
CNY	JPM	06/13/12	1,072,008	168,000	170,026	—	2,026
COP	BNP	04/16/12	347,339,000	181,000	194,004	—	13,004
CZK	JPM	04/16/12	11,518,205	613,648	619,704	—	6,056
EUR	BNP	04/02/12	132,525	176,483	176,748	—	265
EUR	BRC	04/10/12	206,827	274,733	275,853	—	1,120
EUR	BRC	04/10/12	229,706	303,865	306,367	—	2,502
EUR	BRC	04/18/12	125,791	165,788	167,778	—	1,990
EUR	BRC	04/18/12	239,542	318,722	319,498	—	776
EUR	BRC	04/27/12	278,000	369,424	370,807	—	1,383
EUR	BRC	04/27/12	327,409	428,789	436,709	—	7,920
EUR	BRC	04/30/12	90,081	120,018	120,154	—	136
EUR	CIT	04/02/12	204,612	270,209	272,892	—	2,683
EUR	CIT	04/02/12	553,164	736,329	737,754	—	1,425
EUR	CIT	04/27/12	611,500	805,010	815,641	—	10,631
EUR	CIT	05/03/12	750,035	1,003,517	1,000,449	3,068	—
EUR	CIT	05/29/12	611,500	805,164	815,781	—	10,617
EUR	HSB	04/02/12	2,853,828	3,837,000	3,806,149	30,851	—
EUR	HSB	06/04/12	2,853,828	3,804,152	3,807,319	—	3,167
EUR	ING	04/18/12	521,399	692,178	695,434	—	3,256
EUR	ING	04/30/12	831,736	1,099,681	1,109,414	—	9,733
EUR	JPM	04/02/12	362,000	483,818	482,799	1,019	—
EUR	JPM	04/13/12	584,067	779,177	779,003	174	—
EUR	JPM	05/31/12	364,000	490,683	485,605	5,078	—
JPY	HSB	07/02/12	44,597,144	535,123	539,253	—	4,130
JPY	SCB	04/25/12	134,474,301	1,746,000	1,624,968	121,032	—
MXN	HSB	06/12/12	15,355,165	1,190,000	1,192,330	—	2,330
MXN	UBS	04/03/12	11,451,414	881,000	895,075	—	14,075
MXN	UBS	07/03/12	11,273,289	874,000	873,709	291	—
PLN	BRC	04/30/12	2,583,371	803,000	828,596	—	25,596
PLN	JPM	04/02/12	1,505,087	481,433	484,161	—	2,728
RSD	CIT	04/02/12	83,853,920	1,004,437	1,003,277	1,160	—
RUB	UBS	04/06/12	2,666,700	90,000	90,893	—	893

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (continued)
March 31, 2012 (unaudited)

Forward Currency Sale Contracts open at March 31, 2012 (concluded):

Currency	Counterparty	Expiration Date	Foreign Currency Amount	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation	Unrealized Depreciation

TRY	BRC	04/17/12	193,235	$108,316	$108,044	$272	$—
TRY	BRC	04/17/12	1,254,858	660,000	701,632	—	41,632
TRY	BRC	09/28/12	1,893,754	939,828	1,023,563	—	83,735
TRY	CIT	09/28/12	1,100,468	568,189	594,797	—	26,608
TRY	JPM	04/10/12	1,249,604	691,000	699,824	—	8,824
TRY	JPM	04/10/12	1,326,823	725,000	743,069	—	18,069
TRY	JPM	09/28/12	924,392	476,172	499,629	—	23,457
TRY	JPM	09/28/12	1,011,809	521,309	546,877	—	25,568
ZAR	CIT	06/29/12	4,005,924	512,247	515,708	—	3,461
ZAR	CIT	06/29/12	5,726,570	707,263	737,218	—	29,955
ZAR	CIT	06/29/12	7,237,584	922,959	931,741	—	8,782
ZAR	CIT	10/29/12	5,835,215	710,269	737,875	—	27,606
ZAR	CIT	10/29/12	5,994,569	714,277	758,025	—	43,748
ZAR	CIT	11/08/12	2,602,696	314,354	328,632	—	14,278
ZAR	JPM	05/21/12	2,722,642	349,500	352,473	—	2,973

Total Forward Currency Sale Contracts				$41,099,938	$41,273,883	313,457	487,402

Gross unrealized appreciation/depreciation on Forward Currency Purchase and Sale Contracts						$1,188,870	$911,609

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Portfolio of Investments (concluded)
March 31, 2012 (unaudited)

Currency Abbreviations:
BRL	—	Brazilian Real	MYR	—	Malaysian Ringgit
CLP	—	Chilean Peso	NGN	—	Nigerian Naira
CNY	—	Chinese Renminbi	PEN	—	Peruvian New Sol
COP	—	Colombian Peso	PHP	—	Philippine Peso
CZK	—	Czech Koruna	PLN	—	Polish Zloty
DOP	—	Dominican Peso	RON	—	New Romanian Leu
EUR	—	Euro	RSD	—	Serbian Dinar
GHS	—	Ghanaian Cedi	RUB	—	Russian Ruble
IDR	—	Indonesian Rupiah	SGD	—	Singapore Dollar
ILS	—	Israeli Shekel	THB	—	Thai Baht
INR	—	Indian Rupee	TRY	—	New Turkish Lira
JPY	—	Japanese Yen	UGX	—	Ugandan Shilling
KRW	—	South Korean Won	ZAR	—	South African Rand
KZT	—	Kazakhstan Tenge	ZMK	—	Zambian Kwacha
MXN	—	Mexican New Peso

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BRC	—	Barclays Bank PLC
CIT	—	Citibank NA
HSB	—	HSBC Bank USA
ING	—	ING Bank NV
JPM	—	JPMorgan Chase Bank
RBC	—	Royal Bank of Canada
SCB	—	Standard Chartered Bank
UBS	—	UBS AG

See Notes to Portfolio of Investments.

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments
March 31, 2012 (unaudited)

(a)	Non-income producing security.

(b)	Segregated security for forward currency contracts.

(c)	Principal amount denominated in respective country’s currency.

(d)

For federal income tax purposes, the aggregate cost was $179,788,534, aggregate gross unrealized appreciation was $24,349,656, aggregate gross unrealized depreciation was $24,080,889, and the net unrealized appreciation was $268,767.

Security Abbreviations:
ADR — American Depositary Receipt
NTN-B — Brazil Sovereign “Nota do Tesouro Nacional” Series B
NTN-F — Brazil Sovereign “Nota do Tesouro Nacional” Series F

Portfolio holdings by industry (as percentage of net assets):

Alcohol & Tobacco	2.3%
Banking	9.0
Cable Television	2.9
Computer Software	9.6
Energy Integrated	7.3
Energy Services	1.8
Financial Services	3.3
Food & Beverages	3.7
Gas Utilities	1.2
Housing	1.2
Insurance	2.5
Manufacturing	7.0
Metals & Mining	1.7
Pharmaceutical & Biotechnology	16.4
Retail	8.4
Semiconductors & Components	5.0
Technology Hardware	6.0
Telecommunications	3.3

Subtotal	92.6
Foreign Government Obligations	13.5
Short-Term Investment	3.9

Total Investments	110.0%

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments (continued)
March 31, 2012 (unaudited)

Valuation of Investments:

Market values for securities are generally based on the last reported sales price on the principal exchange or market on which the security is traded, generally as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time) on each valuation date. Any securities not listed, for which current over-the-counter market quotations or bids are readily available, are valued at the last quoted bid price or, if available, the mean of two such prices. Securities listed on foreign exchanges are valued at the last reported sales price except as described below; securities listed on foreign exchanges that are not traded on the valuation date are valued at the last quoted bid price. Forward currency contracts are valued at the current cost of offsetting the contracts. Investments in money market funds are valued at the fund’s net asset value.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by pricing services which are based primarily on institutional trading in similar groups of securities, or by using brokers’ quotations.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s net asset value is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair values as determined by, or in accordance with procedures approved by, the Board of Directors (the “Board”). The Valuation Committee of the Investment Manager may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s analysts also will be considered.

Fair Value Measurements:

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of accounting principles generally accepted in the United States of America also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

Lazard Global Total Return and Income Fund, Inc.
Notes to Portfolio of Investments (concluded)
March 31, 2012 (unaudited)

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of March 31, 2012:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of March 31, 2012

Assets:
Common Stocks*	$151,645,650	$—	$—	$151,645,650
Foreign Government Obligations*	—	22,072,412	—	22,072,412
Short-Term Investment	—	6,339,239	—	6,339,239
Other Financial Instruments**
Forward Currency Contracts	—	1,188,870	—	1,188,870

Total	$151,645,650	$29,600,521	$—	$181,246,171

Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(911,609)	$—	$(911,609)

*	Please refer to Portfolio of Investments (pages 7 through 8) and Notes to Portfolio of Investments (page 15) for portfolio holdings by country and industry.

**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation/depreciation.

There were no significant transfers into or out of Levels 1, 2 or 3 during the period ended March 31, 2012.

Lazard Global Total Return and Income Fund, Inc.
Dividend Reinvestment Plan
(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)

If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)

If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010.

Lazard Global Total Return and Income Fund, Inc.
Board of Directors and Officers Information
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years

Board of Directors:

Class I — Directors with Term Expiring in 2015
Independent Directors:

Leon M. Pollack (71)	Director	Private Investor

Robert M. Solmson (64)	Director	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 – present)

Interested Director:

Charles L. Carroll (51)	Chief Executive Officer, President and Director	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 – present)

Class II — Directors with Term Expiring in 2013
Independent Directors:

Kenneth S. Davidson (67)(2)	Director	Davidson Capital Management Corporation, an investment manager, President (1978 – present) Aquiline Holdings LLC, an investment manager, Partner (2006 – present)

Nancy A. Eckl (49)	Director

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 – 2006)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (57 funds) and TIAA-CREF Life Funds (10 funds), Trustee (2007 – present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Lester Z. Lieberman (81)	Director	Private Investor

Class III — Directors with Term Expiring in 2014
Independent Director:

Richard Reiss, Jr. (68)	Director	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) O’Charley’s, Inc., a restaurant chain, Director (1984 – present)

Interested Director:

Ashish Bhutani (52)	Director	Investment Manager, Chief Executive Officer (2004 – present) Lazard Ltd, Vice Chairman and Director (2010 – present)

(1)

Each Director also serves as a Director for each of The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard World Dividend & Income Fund, Inc. (collectively with the Fund, the “Lazard Funds”). All of the Independent Directors, except Mr. Lieberman, are also board members of Lazard Alternative Strategies Fund, L.L.C. and Lazard Alternative Strategies 1099 Fund, closed-end registered management investment companies advised by an affiliate of the Investment Manager.

(2)

It is possible that Mr. Davidson could be deemed to be an affiliate of a company that has an indirect ownership interest in a broker-dealer that the Investment Manager may use to execute portfolio transactions for clients other than the Fund, and thus an “interested person” (as defined in the Investment Company Act of 1940, as amended (the “Act”)) of the Fund. However, due to the structure of Mr. Davidson’s relationship with the company and the remote nature of any deemed affiliation with the broker-dealer, Mr. Davidson is not indentified as an “interested person” (as defined in the Act) of the Fund. Mr. Davidson participates in Fund Board meetings as if his status were that of an “interested person” (as defined in the Act) of the Fund.

Lazard Global Total Return and Income Fund, Inc.
Board of Directors and Officers Information (concluded)
(unaudited)

Name (Age)	Position(s) with the Fund(1)	Principal Occupation(s) During the Past Five Years

Officers(2):

Nathan A. Paul (39)	Vice President and Secretary	Managing Director and General Counsel of the Investment Manager

Stephen St. Clair (53)	Treasurer	Vice President of the Investment Manager

Brian D. Simon (50)	Chief Compliance Officer and Assistant Secretary	Managing Director (since February 2011, previously Director) of the Investment Manager and Chief Compliance Officer (since January 2009) of the Investment Manager and the Fund

Tamar Goldstein (37)	Assistant Secretary	Senior Vice President (since February 2012, previously Vice President and Counsel) of the Investment Manager

Cesar A. Trelles (37)	Assistant Treasurer	Vice President (since February 2011, previously Fund Administration Manager) of the Investment Manager

(1)	Each officer also serves as an officer for each of the Lazard Funds.

(2)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard Global Total Return and Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281-1414

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, NY 10112-6300
www.LazardNet.com

This report is intended only for the information of stockholders of Lazard Global Total Return and Income Fund, Inc.